CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions
"Shareholder Services-Statements and Reports" and "General
Information-Independent Auditors" and to the use of our report dated December 21, 1995, in this Registration
Statement (Form N-1A No. 33-63797) of Alliance Global
Strategic Income Trust, Inc.


                             /s/ Ernst & Young LLP



New York, New York
December 21, 1995


































00250223.AH2